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                                                              Exhibit 10(xi)

                             AMENDMENT NO. 1 TO
                       RECEIVABLES PURCHASE AGREEMENT

     This Amendment No. 1 to Receivables Purchase Agreement (this "Amendment")
                                                                   ---------
is entered into as of July 12, 2000, among Graybar Commerce Corporation, a Delaware corporation, as Seller, Graybar Electric Company, Inc., a New York corporation as Servicer, Falcon Asset Securitization Corporation and Bank One, NA (Main Office Chicago), as Agent and as a Financial Institution.

                                  RECITALS
                                  --------

     Each of the parties hereto entered into that certain Receivables Purchase Agreement, dated as of June 30, 2000 (as amended, restated or otherwise modified from time to time, the "Purchase Agreement").
                                 ------------------

     Each of the parties hereto now desires to amend the Purchase Agreement, subject to the terms and conditions hereof, as more particularly described herein.

                                 AGREEMENT
                                 ---------

     NOW, THEREFORE, in consideration of the premises, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto hereby agree as follows:

     Section 1. Definitions Used Herein. Capitalized terms used herein and not
                -----------------------
otherwise defined herein shall have the respective meanings set forth for such terms in the Purchase Agreement.

     Section 2. Amendments. Subject to the terms and conditions set forth
                ----------
herein, the Purchase Agreement is hereby amended by:

          (a) deleting, in its entirety, the second sentence of Section 9.1(k) of the Purchase Agreement, which sentence currently reads as follows:

          In the event that the covenants set forth in Section 5.8 of the Five Year Credit Agreement, dated as of July 30, 1999 (as such credit agreement may be amended, restated, supplemented or otherwise modified from time to time), among Graybar, the banks and financial institutions party thereto, First Union National Bank, as administrative agent, and Bank of America, N.A. and Bank One, as successor to The First National Bank of Chicago, as syndication agents, are amended after the date hereof and while Bank One is a party to such credit agreement as a "Lender" (as defined therein), applica-

                                                            AMENDMENT NO. 1 TO
                                                RECEIVABLES PURCHASE AGREEMENT


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     ble corresponding amendments shall be made to this Section 9.1(k) and related definitions upon the Agent's receipt of evidence that such amendment has been executed and delivered and is in full force effect.

          (b) amending and restating, in its entirety, the definition of "Purchase Limit" appearing in Exhibit I to the Purchase Agreement to read as follows:

          "Purchase Limit" means $200,000,000.

          (c) deleting the reference to "$100,000,000" appearing under the column heading "Commitment" and opposite the name of Bank One, NA (Main Office Chicago) on Schedule A to the Purchase Agreement and replacing such reference with "$200,000,000."

     Section 3. Conditions to Effectiveness of Amendment. The effectiveness of
                ----------------------------------------
this Amendment is subject to the satisfaction of the conditions precedent that:

          (a) Amendment. The Agent shall have received, on or before the date
              ---------
hereof, executed counterparts of this Amendment, duly executed by each of the parties hereto.

          (b) Representations and Warranties. As of the date hereof, both
              ------------------------------
before and after giving effect to this Amendment, all of the representations and warranties contained in the Purchase Agreement and in each other Transaction Document (other than those that speak expressly only as of a different date) shall be true and correct in all material respects as though made on the date hereof (and by its execution hereof, each of Seller and Servicer shall be deemed to have represented and warranted such).

          (c) No Amortization Event. As of the date hereof, both before and
              ---------------------
after giving effect to this Amendment, no Amortization Event or Potential Amortization Event shall have occurred and be continuing (and by its execution hereof, each of Seller and Servicer shall be deemed to have represented and warranted such).

     Section 4. Miscellaneous.
                -------------

          (a) Effect; Ratification. The amendments set forth herein are
              --------------------
effective solely for the purposes set forth herein and shall be limited precisely as written, and shall not be deemed to (i) be a consent to any amendment, waiver or modification of any other term or condition of the Purchase Agreement or of any other instrument or agreement referred to therein; or (ii) prejudice any right or remedy which any Purchaser or the Agent may now have or may have in the future under or in connection with the Purchase Agreement or any other instrument or agreement referred to therein. Each reference in the

                                                            AMENDMENT NO. 1 TO
                                                RECEIVABLES PURCHASE AGREEMENT
                                     2

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Purchase Agreement to "this Agreement," "herein," "hereof" and words of like import and each reference in the other Transaction Documents to the "Receivables Purchase Agreement" shall mean the Purchase Agreement as amended hereby. This Amendment shall be construed in connection with and as part of the Purchase Agreement and all terms, conditions, representations, warranties, covenants and agreements set forth in the Purchase Agreement and each other instrument or agreement referred to therein, except as herein amended, are hereby ratified and confirmed and shall remain in full force and effect.

          (b) Transaction Documents. This Amendment is a Transaction
              ---------------------
Document executed pursuant to the Purchase Agreement and shall be construed, administered and applied in accordance with the terms and provisions thereof.

          (c) Costs, Fees and Expenses. Seller agrees to pay all costs, fees
              ------------------------
and expenses in connection with the preparation, execution and delivery of this Amendment as required pursuant to the Purchase Agreement.

          (d) Counterparts. This Amendment may be executed in any number of
              ------------
counterparts, each such counterpart constituting an original and all of which when taken together shall constitute one and the same instrument.

          (e) Severability. Any provision contained in this Amendment which
              ------------
is held to be inoperative, unenforceable or invalid in any jurisdiction shall, as to that jurisdiction, be inoperative, unenforceable or invalid without affecting the remaining provisions of this Amendment in that jurisdiction or the operation, enforceability or validity of such provision in any other jurisdiction.

          (f) GOVERNING LAW. THIS AMENDMENT SHALL BE GOVERNED BY, AND
              -------------
CONSTRUED AND INTERPRETED IN ACCORDANCE WITH, THE INTERNAL LAWS OF THE STATE OF ILLINOIS.

                          [SIGNATURE PAGE FOLLOWS]


                                                            AMENDMENT NO. 1 TO
                                                RECEIVABLES PURCHASE AGREEMENT
                                     3


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     IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be executed and delivered by their respective duly authorized officers as of the date first written above.

                                       GRAYBAR COMMERCE CORPORATION

                                       By:
                                          -------------------------------------
                                       Name: Martin J. Beagen
                                       Title: President


                                       GRAYBAR COMMERCE CORPORATION

                                       By:
                                          -------------------------------------
                                       Name: J.N. Reed
                                       Title: Vice President and Treasurer


                                       FALCON ASSET SECURITIZATION CORPORATION

                                       By:
                                          -------------------------------------
                                       Name:
                                       Title: Authorized Signatory


                                       BANK ONE, NA (MAIN OFFICE CHICAGO)
                                       As Agent and as a Financial Institution

                                       By:
                                          -------------------------------------
                                       Name:
                                       Title: Authorized Signatory






                                                            AMENDMENT NO. 1 TO
                                                RECEIVABLES PURCHASE AGREEMENT